CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

NYSE American : CVU Q2 2018 Results Presentation A Premier Supplier of Aircraft Structures and Systems August 8, 2018 Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer

Disclosure Statements Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 22 , 2018 , and quarterly report on Form 10 - Q for the three months ended June 30 , 2018 filed on August 9, 2018 available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . Adoption of Accounting Standards Codification Topic 606 Effective January 1 , 2018 , the Company adopted Accounting Standards Codification Topic 606 Revenue from Contracts with Customers (“ASC 606 ”) using the modified retrospective method . None of the Company’s contracts’ revenue recognition changed materially as a result of the adoption of ASC 606 . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . 2

3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Backlog 4 Consolidated Backlog at 6/30/2018: $360.2 Million Defense Backlog at $283.2 Million $283.2M $77.0M Defense Commercial Defense 79% / Commercial 21% 1Q 2014 – 2Q 2018 $ 69.9M $ 290.3M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 19% / Unfunded 81% $77.0M $283.2M $ 360.2M $50 $150 $250 $350 $450 Q2'14 Q4' 15 Q2'15 Q4'15 Q2'16 Q4'16 Q2'17 Q4'17 Q2'18 Backlog (Defense/Commercial) Commercial Defense Total Backlog $410.3 M $234.2 M $176.1 M

Driven By Renewed Strength in Defense Business 5 Recent wins account for $277 million in backlog as of June 30, 2018 Offers revenue visibility into 2022 and beyond E - 2D Advanced Hawkeye/ C - 2A Greyhound U.S Government F - 16 Falcon Northrop Grumman T - 38C Talon Trainer Lockheed Martin F - 35 Lock Assy Northrop Grumman Japan E - 2D Hawkeye Raytheon Next Generation Jammer Pod $86.1M $53.5M $49M $10.6M $25 - 30M $50+M Announced November 2014 Contract Period 2013 – 2021 Announced November 2014 Contract Period 2014 – 2020 Announced February 2015 Contract Period 2015 – 2021 Announced July 2015 Contract Period 2015 – 2021 Announced January 2016 Contract Period 2016 – 2019 Announced July/Sept 2016 Contract Period 2016 – 2022+ Sikorsky CH - 148 Cyclone Bell Helicopter/ Textron AH - 1Z Viper Sikorsky MH - 53E Sea Dragon UTC Aerospace TacSAR Sikorsky Black Hawk Lockheed Martin F - 35 Drive Shaft $6.5M $34.0M $21M $15.8M Announced October 2016 Contract Period 2016 – 2018 Announced January 2017 Contract Period 2017 – 2021 Announced May 2017 Contract Period 2015 – 2022 Announced June 2017 Contract Period 2017 – 2018 Announced July 2017 Contract Period 2018 – 2022 Announced November 2017 Contract Period 2018 – 2022

2Q 2018 Financial Highlights Vincent Palazzolo Chief Financial Officer

Recent Financial Highlights 7 For the Three Months Ended June 30 201 8 2017 (Unaudited) (Unaudited) Revenue $20.3 $16.7 Cost of revenue 15.7 $13.0 Gross profit 4.6 3.7 Selling, general and administrative expenses 2.6 2.0 Income from operations 2.0 1.7 Income before provision for income taxes 1.6 1.2 Net income $1.3 $0.8 Income per common share – basic $0.14 $0.09 Income per common share – diluted $0.14 $0.09

Balance Sheet Highlights 8 As of June 30, 2018 Contract Assets $115.2 Total Debt 35.9 Shareholders’ Equity 77.3 Book Value, per share 8.7 Debt - to - Capital 0.46 ($ in Millions, except per share value) Liquidity • $40 million, 3 - year senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $ 2.7 million still available under credit facility as of June 30, 2018

2018 Financial Guidance (ASC 606 basis) 9 Revenue Pre - tax Income Effective Tax Rate • $82.0 – $85.0M • $8.0M – $8.2M • 19% – 21%

10 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

Bid Pipeline (08/01/18) 11 Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories 89% 11% Defense Commercial 14% 5% 53% 28% Kitting MRO Aerostructures Aerosystems

Near-Term Program Opportunities


AEROSTRUCTURES

- A-10 Wing Replacement Program (WRP)
- Various Black Hawk Components / Structural Repairs
- F-16 Aircraft Structures
- International Light Attack Fixed Wing Aircraft
- Unmanned Aerial Systems


KITTING & SUPPLY
CHAIN MANAGEMENT

- Foreign Sales of F-16 Wing Components
- T-38 Trainer Upgrades
- Outer Wing Panel Kits Multi Year 2 Contract US Navy E-2D
- Wet Outer Wing Panel Kits for Japanese E-2D
- Various Military Helicopters


AEROSYSTEMS

- Reconnaissance Pods
- Electronic Warfare Pods
- Advanced Antenna System Structural Housing
- Electronic Racks
- Step Assemblies

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Large and Diversified Backlog Drives Strong Visibility ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 S - 92 F - 16 DB - 110 ISR Pod T a cS A R Japan E - 2D CH - 148 Defense Commercial Potential to collectively generate revenue of $ 360.2 million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 Next Generation Jammer Increment 1 Pod E175 - E2 HondaJet UH - 60 Black Hawk MH - 53E Sea Dragon F - 35 Drive Shaft T - 38C Talon Trainer F - 35 Locks Assys . E - 2D & C - 2A AH - 1Z Viper Phenom 300 Cessna Citation X+ Gulfstream G650 13

14 Q&A Session

Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Sanjay M. Hurry LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com 15